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                                                                    Exhibit 99.4

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "AMENDMENT"), dated as of June 15, 2000, is made and entered into among INTERDENT, INC. (the "COMPANY"), the Requisite Holders and Levine Leichtman Capital Partners II, L.P. ("LEVINE").

         WHEREAS, the Company has entered into a Registration Rights Agreement dated as of March 11, 1999 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Holders received registration rights with respect to certain securities of the Company owned by the Holders; and

         WHEREAS, Levine desires to become a party to the Registration Rights Agreement, as amended hereby.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

         2. Pursuant to Section 19 thereof, the Registration Rights Agreement is hereby amended as follows:

                  (a) For all purposes of the Registration Rights Agreement, Levine shall be considered a Holder and entitled to all rights and subject to all obligations under the Registration Rights Agreement, as amended pursuant to this Amendment.

                  (b) SCHEDULE I to the Registration Rights Agreement is hereby amended to add at the end thereof, the following text:

                              Levine Leichtman Capital Partners II, L.P.
                              c/o Levine Leichtman Capital Partners, Inc.
                              335 North Maple Drive, Suite 240
                              Beverly Hills, CA 90210
                              Attention:  Arthur E. Levine, President
                              Telephone:       (310) 275-5335
                              Telecopier:      (310) 275-1441

                  (c) Section 2(b)(ii) is hereby amended and restated to read in its entirety as follows:


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                  "(ii) the Company may delay the filing or effectiveness of any
Registration Statement for a period of up to 90 days (plus an additional 30 days if approved by a majority of the Board of Directors) after the date of a request for registration pursuant to Section 2(a) if at the time of such request or prior to the effectiveness of such Registration Statement the Company is engaged in a Material Transaction; PROVIDED, however, that the Company may not delay the filing or effectiveness of any Registration Statement pursuant to this Section 2(b)(ii) more than (x) two (2) times in any 360 consecutive day period, (y) 120 days in any 180 consecutive day period or (z) 180 days in any 360 consecutive day period; and"

         3. All other provisions of the Registration Rights Agreement shall remain in full force and effect.








                         [SIGNATURES BEGIN ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties have executed and delivered this First
Amendment to Registration Rights Agreement as of the day and year first above written.

                                 INTERDENT, INC.


                                 By:
                                    --------------------------------------------
                                    Michael T. Fiore
                                    Co-Chairman of the Board
                                    and Chief Executive Officer

                                 LEVINE LEICHTMAN CAPITAL PARTNERS,
                                 INC., a California corporation

                                 On behalf of LEVINE LEICHTMAN CAPITAL
                                 PARTNERS II, L.P., a California limited
                                 partnership

                                 By:
                                    --------------------------------------------
                                          Lauren B. Leichtman
                                          Chief Executive Officer


REQUISITE HOLDERS:

                                 CB CAPITAL INVESTORS, LLC.

                                 By:      Chase Capital Partners,
                                          its Investment Manager


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 SPROUT CAPITAL VII, L.P.

                                 By:      DLJ Capital Corp.,
                                          its Managing General Partner


                                 By:
                                    --------------------------------------------
                                          Robert Finzi
                                          Attorney in Fact


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                                 [Continued Next Page]
                                 SPROUT GROWTH II, L.P.

                                 By:      DLJ Capital Corp.,
                                          its Managing General Partner


                                 By:
                                    --------------------------------------------
                                          Robert Finzi
                                          Attorney in Fact


                                 THE SPROUT CEO FUND, L.P.

                                 By:      DLJ Capital Corp.,
                                          its General Partner


                                 By:
                                    --------------------------------------------
                                          Robert Finzi
                                          Attorney in Fact


                                 DLJ CAPITAL CORP.


                                 By:
                                    --------------------------------------------
                                          Robert Finzi
                                          Attorney in Fact


                                 DLJ FIRST ESC L.L.C.

                                 By: DLJ LBO Plans Management Corporation, its Manager


                                 By:
                                    --------------------------------------------
                                          Robert Finzi
                                          Attorney in Fact


                                 SRM '93 Children's Trust


                                 By:
                                    --------------------------------------------


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                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 [Continued Next Page]


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                                 -----------------------------------------------
                                 Michael T. Fiore


                                 -----------------------------------------------
                                 Dr. Steven R. Matzkin


                                 -----------------------------------------------
                                 L. Theodore Van Eerden


                                 -----------------------------------------------
                                 Norman R. Huffaker


                                 -----------------------------------------------
                                 Randy Henry


                                 -----------------------------------------------
                                 Grant M. Sadler


                                 -----------------------------------------------
                                 David P. Nichols


                                 -----------------------------------------------
                                 Mitchell B. Olan


                                 -----------------------------------------------
                                 Robert Finzi


                                 -----------------------------------------------
                                 Eric Green


                                 -----------------------------------------------
                                 Paul H. Keckley


                                 -----------------------------------------------
                                 H. Wayne Posey


                                 -----------------------------------------------
                                 Robert F. Raucci


                                 -----------------------------------------------
                                 Curtis Lee Smith, Jr.